Exhibit 10.117
GUARANTY
This GUARANTY (this “Guaranty”), dated as of December 23, 2008 is executed and delivered by each signatory hereto (each a “Guarantor” and, collectively, the “Guarantors”), in favor of Russ Berrie and Company, Inc., a New Jersey corporation (together with its successors and assigns, if any, “RB”), in light of the following:
WHEREAS, pursuant to that certain Purchase Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Acquisition Agreement”), dated December 23, 2008, between The Russ Companies, Inc., a Delaware corporation (the “Company”) and RB, as secured party, the Company will purchase all of the issued and outstanding capital stock of each Sub (as defined in the Acquisition Agreement) and certain other assets described therein (the “Acquisition”) and in connection therewith the Company issued to RB a Secured Promissory Note, dated as of December 23, 2008, in the original principal amount of $19,000,000 (as amended, restated, supplemented or otherwise modified from time to time, the “Note”).
WHEREAS, pursuant to that certain Subordinated Security Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), dated as of December 23, 2008 among RB, the Company, and the other grantors party thereto (collectively, the “Grantors”), Grantors have agreed, inter alia, to secure the Company’s obligations under the Note.
WHEREAS, the Company and the other Grantors are party to that certain Credit and Security Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”) among each of such Grantors as borrowers and Wells Fargo Bank, National Association, as lender (“WF”).
WHEREAS, RB is party to that certain Intercreditor Agreement (as amended or otherwise modified from time to time, the “Subordination Agreement”), dated December 23, 2008, between RB and WF, and acknowledged by the Company.
WHEREAS, the Guarantors (other than The Encore Group, Inc.) are the direct and indirect subsidiaries of the Company and will receive substantial benefits from the Acquisition;
WHEREAS, in order to induce RB to enter into the Acquisition Agreement, each Guarantor has agreed to guaranty the Guaranteed Obligations (as defined below) pursuant to the terms hereof.

NOW, THEREFORE, for value received and in consideration of the foregoing, each Guarantor hereby agrees as follows:
1. Guaranteed Obligations. Subject to the terms of the Subordination Agreement, each Guarantor hereby unconditionally and irrevocably guarantees the due and punctual payment and performance of (a) the principal of and interest on the Note, when and as due, whether at maturity, by acceleration, or otherwise, (b) all other obligations of Company at any time and from time to time under the Acquisition Agreement and the Note, and (c) without duplication, all principal, fees, cash, charges, interest, expenses, reimbursement obligations and all other amounts payable by the Company in relation to the foregoing and the interest due with respect thereto (such obligations, to the extent not paid by the Company, being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by RB in enforcing any rights with respect to the Guaranteed Obligations under the Acquisition Agreement, the Note or hereunder. Without limiting the generality of the foregoing, Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Company to the RB under the Note and the Acquisition Agreement but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Guarantor.
2. Guaranty Absolute. Subject to the terms of the Subordination Agreement, each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Note, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of RB with respect thereto. Subject to the terms of the Subordination Agreement, the obligations of each Guarantor under this Guaranty are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce such obligations, irrespective of whether any action is brought against the Company or any other Guarantor or whether the Company or any other Guarantor is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:
(a) any lack of validity or enforceability of the Acquisition Agreement, the Note or any agreement or instrument relating thereto;
(b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from the Acquisition Agreement or the Note, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Guarantor or otherwise;
(c) any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;
(d) any change, restructuring or termination of the corporate, limited liability company or partnership structure or existence of the Company or any other Guarantor; or
(e) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by RB that might otherwise constitute a defense available to, or a discharge of, Company or any other guarantor or surety.
This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by RB or any other person upon the insolvency, bankruptcy or reorganization of the Company, any other Guarantor or otherwise, all as though such payment had not been made.

3. Waiver. Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and any requirement that RB exhaust any right or take any action against the Company or any other Guarantor. Each Guarantor acknowledges that it will receive direct and indirect benefits from the Acquisition and that the waiver set forth in this Section 3 is knowingly made in contemplation of such benefits. Each Guarantor hereby waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.
4. Continuing Guaranty; Assignments. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the cash payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty, (b) be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the RB and its successors, pledgees, transferees and assigns.
5. Subrogation. No Guarantor will exercise any rights that it may now or hereafter acquire against any Guarantor or any other guarantor that arise from the existence, payment, performance or enforcement of such Guarantor’s obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of RB against any Guarantor or any other guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Guarantor or any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty, such amount shall be held in trust for the benefit of RB and shall forthwith be paid to RB to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of this Guaranty, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (i) any Guarantor shall make payment to RB of all or any part of the Guaranteed Obligations, and (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall be paid in full in cash, RB will, at such Guarantor’s request and sole expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor.
6. Notices. All notices and other communications hereunder to RB shall be in writing and shall be mailed, sent, or delivered to such party in accordance with Section 13.3 of the Acquisition Agreement. All notices and other communications hereunder to the Guarantor shall be in writing and shall be mailed, sent, or delivered in care of the Company in accordance with Section 13.3 of the Acquisition Agreement.

7. Severability of Provisions. Each provision of this Guaranty shall be severable from every other provision of this Guaranty for the purpose of determining the legal enforceability of any specific provision.
8. Entire Agreement; Amendments. This Guaranty constitutes the entire agreement between each Guarantor and RB pertaining to the subject matter contained herein. This Guaranty may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by each Guarantor and RB. Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this Guaranty shall be deemed a waiver of any other, similar or dissimilar, right or default or otherwise prejudice the rights and remedies hereunder.
9. Successors and Assigns. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns (including pledges) of RB; provided, however, that no Guarantor may assign or transfer its rights hereunder without the prior written consent of RB.
10. No Third Party Beneficiary. This Guaranty is solely for the benefit of RB and its successors and assigns (including pledges) and may not be relied on by any other person.
11. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.
THE VALIDITY OF THIS GUARANTY, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS GUARANTY SHALL BE TRIED AND LITIGATED ONLY IN THE STATE OF NEW YORK AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK. GUARANTOR WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 11.
EACH GUARANTOR HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. GUARANTOR REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

12. Counterparts; Execution. This Guaranty may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Guaranty. Delivery of an executed counterpart of this Guaranty by telefacsimile or electronic transmission in portable document format (.pdf) shall be equally as effective as delivery of an original executed counterpart of this Guaranty. Any party delivering an executed counterpart of this Guaranty by telefacsimile or electronic transmission in portable document format (.pdf) also shall deliver an original executed counterpart of this Guaranty but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Guaranty.
13. Subordination Agreement. This Guaranty is subject to the terms and conditions set forth in the Subordination Agreement. In the event of any conflict between the terms of the Subordination Agreement and this Guaranty, the terms of the Subordination Agreement shall govern and control.
[Signature page to follow]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Guaranty as of the date first written above.

GUARANTORS:	THE ENCORE GROUP, INC., a California corporation
	By:	/s/ Richard Snow
		Name:	Richard Snow
		Title:	President

RUSS BERRIE U.S. GIFT, INC., a Delaware corporation
	By:	/s/ Richard Snow
		Name:	Richard Snow
		Title:	President

RUSS BERRIE AND COMPANY INVESTMENTS, INC., a New Jersey corporation
	By:	/s/ Richard Snow
		Name:	Richard Snow
		Title:	President

RUSS BERRIE AND COMPANY PROPERTIES, INC., a New Jersey corporation
	By:	/s/ Richard Snow
		Name:	Richard Snow
		Title:	President
[Signature Page to Guaranty]

RUSSPLUS, INC., a New Jersey corporation
By:	/s/ Richard Snow
	Name:	Richard Snow
	Title:	President
ACKNOWLEDGED:
RUSS BERRIE AND COMPANY, INC.

By:	/s/ Marc Goldfarb
	Name:	Marc Goldfarb
	Title:	Senior Vice President, General Counsel & Secretary
[Signature Page to Guaranty]